[Form of Underwriting Agreement]

Exhibit 1.1

DESARROLLADORA HOMEX, S.A. DE C.V.

• Common Shares
In the form of Common Shares or American Depositary Shares
each representing Six Common Shares
Plus an option to purchase from the Company up to       additional Common Shares
to cover over-allotments.

Underwriting Agreement

New York, New York
June •, 2004

Citigroup Global Markets Inc.
Merrill Lynch & Co.
Merrill Lynch Pierce Fenner & Smith
          Incorporated

As Representatives of the several
Underwriters,
c/o Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Ladies and Gentlemen:

     Desarrolladora Homex, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of the United Mexican States (“Mexico”) (the “Company”), proposes to sell to the several Underwriters, for whom the Representatives (as hereinafter defined) are acting as representatives, • Common Shares, no par value (“Common Shares”), of the Company, and Bermuda Trust Company Limited, as trustee of the ZN Mexico Trust (“ZN” or the “Selling Shareholder”) proposes to sell to the several Underwriters • Common Shares (the Common Shares to be issued and sold by the Company and the Common Shares to be sold by the Selling Shareholder collectively being hereinafter called the “Underwritten Shares”). The Company also proposes to grant to the Underwriters an option to purchase up to • additional Common Shares to cover over-allotments (the “Option Shares” and together with the Underwritten Shares, the “Shares”).

     It is understood that the Company and Banco Santander Mexicano, S.A., as trustee of Trust No. F/10289 for the benefit of the de Nicolas Family (the “Mexican Selling Shareholder”) are concurrently entering into an underwriting agreement (the “Mexican Underwriting Agreement” and, together with this Underwriting Agreement, the “Global Underwriting Agreements”) providing for the sale to Acciones y Valores de México, S.A. de C.V., Casa de Bolsa, Integrante del Grupo Financiero Banamex and Ixe Casa de Bolsa, S.A. de C.V., Ixe Grupo Financiero (the “Mexican Underwriters”) by the

Company and the Mexican Selling Shareholder of an aggregate of • Common Shares (the Common Shares to be sold by the Company and the Mexican Selling Shareholder pursuant to the Mexican Underwriting Agreement being hereinafter called the “Mexican Underwritten Shares”) and providing for the grant to the Mexican Underwriters of an option to purchase from the Company up to • additional Common Shares (the “Mexican Option Shares” and together with the “Mexican Underwritten Shares,” the “Mexican Shares” and together with the Shares, the “Global Shares”).

     You have also advised the Company and the Selling Shareholder that the Underwriters may elect to cause the Company and the Selling Shareholder to deposit on their behalf all or any portion of the Common Shares to be purchased by them hereunder pursuant to the Deposit Agreement, dated as of the Closing Date (as hereinafter defined) (the “Deposit Agreement”), to be entered into among the Company, JPMorgan Chase Bank, as depositary (the “Depositary”) and all holders from time to time of the ADSs (as hereinafter defined). Upon deposit of any Common Shares, the Depositary will issue American Depositary Shares (the “ADSs”) representing the Common Shares so deposited. The ADSs will be evidenced by American Depositary Receipts (the “ADRs”). Each ADS will represent • Common Shares and each ADR may represent any number of ADSs. Unless the context otherwise requires, the terms “Underwritten Securities”, “Option Securities”, “Securities”, “Mexican Underwritten Securities”, “Mexican Option Securities”, “Mexican Securities” and “Global Securities” shall be deemed to refer, respectively, to Underwritten Shares, Option Shares, Shares, Mexican Underwritten Shares, Mexican Option Shares, Mexican Shares and Global Shares as well as, in each case, to any ADSs representing such securities and the ADRs evidencing such ADSs.

     It is further understood and agreed that the Mexican Underwriters and the Underwriters (collectively, the “Global Underwriters”) have entered into an Agreement Between Underwriters and Mexican Underwriters dated the date hereof (the “Agreement Between Underwriters and Mexican Underwriters”), pursuant to which, among other things, the Mexican Underwriters may purchase from the Underwriters a portion of the Securities to be sold pursuant to this Underwriting Agreement and the Underwriters may purchase from the Mexican Underwriters a portion of the Mexican Securities to be sold pursuant to the Mexican Underwriting Agreement.

     To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used in this Underwriting Agreement shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. The use of the neuter in this Underwriting Agreement shall include the feminine and masculine wherever appropriate. Certain terms used in this Underwriting Agreement are defined in Section 21 hereof.

     1. Representations and Warranties.

     (i) The Company represents and warrants to, and agrees with, each Underwriter, as of the Execution Time and as of any Closing Date, as set forth below in this Section (i).

     (a) The Company has prepared and filed with the Commission a registration statement (file number 333-116257) on Form F-1, including the related International Preliminary Prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including the related preliminary prospectuses, each of which has previously been furnished to you. The Company will next file with the Commission one of the following: either (1) prior to the Effective Date of such registration statement, a further amendment to such registration statement (including the form of International Prospectus) or (2) after the Effective Date of such registration statement, an International Prospectus in accordance with Rules 430A and 424(b). In the case of clause (2), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Act and the rules thereunder to be included in such registration statement and the International Prospectus (as defined herein) with respect to the Underlying Shares (as defined herein) and the offering thereof in the form of Underlying Shares or ADSs. As filed, such amendment and form of International Prospectus, or such International Prospectus, shall contain all Rule 430A Information, together with all other such required information with respect to the Underlying Shares and the offering thereof in the form of Underlying Shares or ADSs, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the latest International Preliminary Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

     It is understood that two forms of prospectus are to be used in connection with the offering and sale of the Securities: one form of prospectus relating to the Shares, which are to be offered and sold outside of Mexico, and one form of prospectus relating to the Mexican Shares, which are to be offered and sold in Mexico.

     (b) On the Effective Date, the Registration Statement did or will, and when the International Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date and on any date on which Option Securities are purchased, if such date is not the Closing Date (a “settlement date”), the International Prospectus (and any supplements thereto) will comply in all material respects with the applicable requirements of the Act and the rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, on the Effective Date, the International Prospectus, if not filed pursuant to Rule 424(b), will not, and as of its date the International Prospectus pursuant to Rule 424(b) and on the Closing Date and any settlement date, the Prospectuses (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the

Registration Statement or the International Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the International Prospectus (or any supplement thereto).

     (c) The Company has filed with the Commission a registration statement (file number 333-116278) on Form F-6 for the registration under the Act of the offering and sale of the ADSs. The Company may have filed one or more amendments thereto, each of which has previously been furnished to you. Such ADR Registration Statement at the time of its effectiveness did or will comply and on the Closing Date, will comply, in all material respects with the applicable requirements of the Act and the rules thereunder and at the time of its Effective Date and at the Execution Time, did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

     (d) Upon issuance by the Depositary of ADSs evidenced by ADRs against deposit of Underlying Shares in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and persons in whose names the ADRs are registered will be entitled to the rights specified in the ADRs and in the Deposit Agreement; and upon the sale and delivery to the Underwriters of the Securities to be delivered in the form of Common Shares, and payment therefore, pursuant to this Underwriting Agreement, the Underwriters will acquire good, marketable and valid title to such Securities, free and clear of all pledges, liens, security interests, charges, claims or encumbrances of any kind; and, upon delivery of the Securities to be delivered in the form of ADSs as directed by the Underwriters, to a nominee designated by The Depository Trust Company (“DTC”) and the crediting of such Securities on the records of DTC to securities accounts of the respective Underwriters and payment therefore pursuant hereto, (a) DTC will be a “protected purchaser” (as defined under Section 8-303 of the Uniform Commercial Code of New York (the “New York UCC”)) provided that it has no “notice” of an adverse claim within the meaning of Section 8-105 of the New York UCC, (b) the respective Underwriters will acquire security entitlement in respect of such Securities under Section 8-501 of the New York UCC and (c) no action based on an adverse claim to such security entitlement may be asserted against the respective Underwriters provided that they have no “notice” of an adverse claim within the meaning of Section 8-105 of the New York UCC;

     (e) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Global Underwriters in connection with (A) the delivery of the Shares in the manner contemplated by this Underwriting Agreement or the Mexican Underwriting Agreement, (B) the deposit with the Depositary of the Underlying Shares against issuance of the ADRs evidencing the ADSs or (C) the sale and delivery by the Global Underwriters of the Common Shares or the ADSs, as the case may be, as contemplated herein.

     (f) Except as described in the International Prospectus, all dividends and other distributions declared and payable on the Shares may under current Mexican law and regulations be paid to the Depositary and to the holders of Securities, as the case may be, in the lawful currency of Mexico and may be converted into foreign currency that may be transferred out of Mexico in accordance with the Deposit Agreement.

     (g) The Company is not currently a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1296 of the United States Internal Revenue Code of 1986, as amended, and currently expects to operate its business so as not to become a PFIC in the future.

     (h) The Company is not currently a “foreign personal holding company” within the meaning of the United States Internal Revenue Code of 1986, as amended.

     (i) Each of the Company and its subsidiaries has been duly incorporated and is validly existing as a corporation in Mexico with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the International Prospectus, and is duly qualified to do business in Mexico.

     (j) All the outstanding shares of capital stock of each subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the International Prospectus, all outstanding shares of capital stock of the subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any security interests, claims, liens or encumbrances.

     (k) The Company’s authorized equity capitalization is as set forth in the International Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the International Prospectus; the outstanding Common Shares (including the Securities being sold pursuant to the Global Underwriting Agreements by the Selling Shareholder but excluding the Securities being sold by the Company to the Global Underwriters pursuant to the Global Underwriting Agreements) have been duly and validly authorized and issued and are fully paid and nonassessable; the Global Securities being sold under the Global Underwriting Agreements by the Company have been duly authorized and when issued and delivered to and paid for by the Underwriters pursuant to this Underwriting Agreement and by the Mexican Underwriters pursuant to the Mexican Underwriting Agreement, will be fully paid and nonassessable; the ADSs have been approved for listing, and admitted and authorized for trading, subject to official notice of issuance, on the New York Stock Exchange and the Common Shares have been approved for listing and admitted, subject to official notice of issuance, on the New York Stock Exchange; the Common Shares have been approved for listing and are authorized for trading on the Mexican Stock Exchange; the certificates for the Securities are in valid and sufficient form for purposes of the New York Stock Exchange or the Mexican Stock Exchange, as applicable; certificates evidencing the Common Shares will have been deposited with S.D. Indeval, S.A. de C.V., Institucíon para el Depósito de Valores (“Indeval”) prior to each Closing Date; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Global Securities or any Common Shares; and, except as set forth in the International Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interest in the Company are outstanding.

     (l) There is no franchise, contract or other document of a character required to be described in the Registration Statement, ADR Registration Statement or the International Prospectus, or to be filed as an exhibit to the Registration Statement or the ADR Registration Statement, which is not described or filed as required; and the statements in the International Prospectus under the headings “Risk Factors”, “Market Information”, “Dividend Policy”, “The Mexican Housing Market”, “Business”, “Description of Share Capital”, “Description of American Depositary Receipts”, and “Taxation” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein are accurate and fair summaries of such legal matters, agreements, documents or proceedings.

     (m) This Underwriting Agreement has been duly authorized, executed and delivered by the Company. Each of the Mexican Underwriting Agreement and the Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms.

     (n) The Company is not and, after giving effect to the offering and sale of the Global Securities and the application of the proceeds thereof as described in the International Prospectus, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

     (o) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, in the Mexican Underwriting Agreement or in the Deposit Agreement, except (i) such as have been obtained or made under the Act, the Exchange Act and the Ley del Mercado de Valores (the “Mexican Securities Law”), (ii) such as may be required under the securities laws of any jurisdiction in connection with the purchase and distribution of the Global Securities by the Global Underwriters in the manner contemplated herein and in the International Prospectus, and (iii) the registration of the Global Shares with the Securities and Special Section of the National Registry of Securities, the approval of the public offering of Mexican Shares by the Mexican National Banking and Securities Commission and the listing of the Global Shares by the Mexican Stock Exchange, all of which approvals set forth in this subsection (iii) (A) which are required as of the Execution Time have been obtained as of the Execution Time and (B) which are required as of any Closing Date have been obtained as of such Closing Date.

     (p) Neither the issue and sale of the Global Securities nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of the Mexican Underwriting Agreement or of the Deposit Agreement will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries, pursuant to, (i) the charter or by-laws of the Company or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its subsidiaries or any of its or their properties, except, in the case of (ii) above, for such violations or defaults that would not have, individually or in the aggregate, a material adverse effect on the business, properties, prospects, results of operations or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise (a “Material Adverse Effect”).

     (q) No holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

     (r) The consolidated financial statements of the Company and its consolidated subsidiaries included in the International Prospectus and the Registration Statement present fairly in all material respects the financial condition and results of operations of the Company as of the dates and for the periods indicated, comply as to form with the applicable accounting requirements of the Act and have been prepared in conformity with accounting principles generally accepted in Mexico (“Mexican GAAP”) applied on a consistent basis throughout the periods involved and have been reconciled to accounting principles generally accepted in the United States (“U.S. GAAP”) as required under the Act and regulations promulgated thereunder. The selected financial data set forth under the caption “Selected Consolidated Financial Information” in the International Prospectus and Registration Statement fairly present, on the basis stated in the International Prospectus and the Registration Statement, the information included therein.

     (s) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) would have a material adverse effect on the ability of the Company to perform its obligations under this Underwriting Agreement, the Mexican Underwriting Agreement or the Deposit Agreement or the consummation of any of the transactions contemplated hereby or thereby or (ii) would have, individually or in the aggregate, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the International Prospectus (exclusive of any supplement thereto).

     (t) Each of the Company and each of its subsidiaries owns or leases all such properties as are necessary to the conduct of its operations as presently conducted.

     (u) Neither the Company nor any subsidiary is in violation or default of (i) any provision of its charter or bylaws, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiary or any of its properties, as applicable except, in the case of (ii) and (iii) above, for such violations or defaults that would have, individually or in the aggregate, a Material Adverse Effect.

     (v) Galaz, Yamazaki, Ruiz Urquiza, S.C., a member of Deloitte, Touche & Tohmatsu International, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements included in the International Prospectus, are independent public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

     (w) The Company and its subsidiaries have filed all foreign, federal, state and local tax returns that are required to be filed or have requested extensions thereof (except in any case in which the failure so to file would not have, individually or in the aggregate, a Material Adverse Effect, except as set forth in or contemplated in the International Prospectus (exclusive of any supplement thereto)) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have, individually or in the aggregate, a Material Adverse Effect, except as set forth in or contemplated in the International Prospectus (exclusive of any supplement thereto).

     (x) No labor problem or dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened, and the Company is not aware of any existing labor disturbance or strike by the employees of any of its or its subsidiaries’ principal suppliers, contractors or customers, that would have, individually or in the aggregate, a Material Adverse Effect except as set forth in or contemplated in the International Prospectus (exclusive of any supplement thereto).

     (y) The Company and each of its subsidiaries are insured under policies in full force and effect by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged.

     (z) No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as provided by Mexican corporate law or as described in or contemplated by the International Prospectus (exclusive of any supplement thereto).

     (aa) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses (including all licenses necessary to develop and construct on any properties), and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have, individually or in the aggregate, a Material Adverse Effect, except as set forth in or contemplated in the International Prospectus (exclusive of any supplement thereto).

     (bb) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions is taken with respect to any differences.

     (cc) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Global Securities.

     (dd) The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants, (“Environmental Laws”), (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) have not received notice of any actual or potential liability under any environmental law, except where such non-compliance with Environmental Laws, failure to receive required permits, licenses or other approvals, or liability would not have, individually or in the aggregate, a Material Adverse Effect.

     (ee) Upon the registration of the ADSs and the Common Shares under Section 12(b) of the Exchange Act, the Company and, to its knowledge, each of directors and officers, will be in full compliance with all of the provisions of the Sarbanes Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes Oxley Act”) then applicable to it, including Section 402 related to loans and Sections 302 and 906 related to certifications.

     (ff) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such Persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintained policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

     (gg) Except as disclosed in the Registration Statement and the International Prospectus, the Company (i) does not have any material lending or other relationship with any entity, which to the knowledge of the Company, is a bank or lending affiliate of any Global Underwriter and (ii) does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any entity, which to the knowledge of the Company after due inquiry, is an affiliate of any Global Underwriter.

     (hh) Neither the Company nor any of its subsidiaries nor any of its or their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of Mexico or the United States.

     (ii) Since the date of the most recent financial statements included in the International Prospectus (exclusive of any supplement thereto), there has been no material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the International Prospectus (exclusive of any supplement thereto).

     Any certificate signed by any officer of the Company and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

     (ii) The Selling Shareholder represents and warrants to, and agrees with, each Underwriter that:

     (a) The Selling Shareholder is the sole registered and beneficial owner of the Shares to be sold by the Selling Shareholder hereunder, free and clear of all liens, encumbrances, equities or claims; upon the sale and delivery to the Underwriters of the Securities to be delivered in the form of Common Shares, and payment therefore, pursuant to this Underwriting Agreement, the Underwriters will acquire good, marketable and valid title to such Securities, free and clear of all pledges, liens, security interests, charges, claims or encumbrances of any kind; and, upon issuance by the Depositary of ADSs evidenced by ADRs against deposit in accordance with the provisions of the

Deposit Agreement of the Underlying Shares to be sold by the Selling Shareholder to the Underwriters in the form of ADSs and delivery of such ADSs as directed by the Underwriters, to a nominee designated by The Depository Trust Company (“DTC”) and the crediting of such ADSs on the records of DTC to securities accounts of the respective Underwriters and payment therefore pursuant hereto, (a) DTC will be a “protected purchasers” (as defined under Section 8-303 of the Uniform Commercial Code of New York (the “New York UCC”)) provided that it has no “notice” of an adverse claim within the meaning of Section 8-105 of the New York UCC, (b) the respective Underwriters will acquire a security entitlement in respect of such ADSs under Section 8-501 of the New York UCC and (c) no action based on adverse claim to such security entitlement may be asserted against the respective Underwriters provided that they have no “notice” of an adverse claim within the meaning of Section 8-105 of the New York UCC;

     (b) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation by the Selling Shareholder of the transactions contemplated in this Underwriting Agreement or the Mexican Underwriting Agreement, except: (i) such as may have been obtained under the Act, the Exchange Act and the Mexican Securities Law, (ii) such as may be required under the blue sky laws of any jurisdiction of the United States in connection with the purchase and distribution of the Global Securities by the Global Underwriters, (iii) the registration of the Global Shares with the Securities and Special Sections of the National Registry of Securities which registration has been made and is in full force and effect, (iv) the listing of the Global Shares on the Mexican Stock Exchange which listing shall be effective prior to each Closing Date, and (v) the approval by the Mexican National Banking and Securities Commission of any exercise of the over-allotment option by the Mexican Underwriters which approval shall have been obtained and remain in full force and effect at the time of any such exercise and at the time such Common Shares are delivered to the Mexican Underwriters.

     (c) None of the execution and delivery of this Underwriting Agreement, the Mexican Underwriting Agreement, the deposit of the Underlying Shares being sold by the Selling Shareholder with the Depositary in accordance with the terms of the Deposit Agreement, the sale of the Global Securities being sold by the Selling Shareholder or the consummation of any other of the transactions contemplated in this Underwriting Agreement, the Mexican Underwriting Agreement or the Deposit Agreement by the Selling Shareholder or the fulfillment of the terms hereof by the Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under (i) any law or (ii) the charter or by-laws or other constitutive documents of the Selling Shareholder or (iii) the terms of any indenture or other agreement or instrument to which the Selling Shareholder or any of its subsidiaries is a party or bound, or (iv) any judgment, order or decree applicable to the Selling Shareholder or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Shareholder or any of its subsidiaries, except, in the case of (iii) above, for such breaches or violation as would not have, individually or in the aggregate, a Material Adverse Effect.

     (d) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Global Underwriters in connection with (A) the delivery of the Common Shares to be sold by the Selling Shareholder in the manner contemplated by this Underwriting Agreement and the Mexican Underwriting Agreement, (B) the deposit with the Depositary of the Underlying Shares against issuance of the ADRs evidencing the ADSs or (C) the sale and delivery by the Global Underwriters of the Common Shares or the ADSs, as the case may be, as contemplated herein.

     (e) This Underwriting Agreement has been duly authorized, executed and delivered by the Selling Shareholder.

     (f) No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Selling Shareholder or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Selling Shareholder, threatened that (i) would have a material adverse effect on the ability of the Selling Shareholder to perform its obligations under this Underwriting Agreement and the Mexican Underwriting Agreement or the consummation of any of the transactions contemplated hereby or thereby or (ii) would have, individually or in the aggregate, a Material Adverse Effect, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the International Prospectus (exclusive of any supplement thereto)..

     (g) The Selling Shareholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Global Securities.

     (h) Except as disclosed in the Registration Statement and the International Prospectus, the Selling Shareholder does not intend to use any of the proceeds from the sale of the Securities hereunder to repay any outstanding debt owed to any entity, which to its knowledge, is an affiliate of any Global Underwriter.

     (i) Neither the Selling Shareholder nor any of its properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of Mexico or the United States.

     Any certificate signed by any representative of the Selling Shareholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Selling Shareholder, as to matters covered thereby, to each Underwriter.

     2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Underwriting Agreement, the Company and the Selling Shareholder agree, severally and not jointly, to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Selling Shareholder, at a purchase price of $• per Common Share, the amount of the Underwritten Securities to be sold by the Company or the Selling Shareholder multiplied by a fraction, the numerator of which is the aggregate number of Underwritten Securities to be purchased by such Underwriter as set forth opposite such Underwriter’s name in Schedule I to this Underwriting Agreement and the denominator of which is the aggregate number of Underwritten Securities to be purchased by all the Underwriters.

     (b) Subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Underwriting Agreement, the Company hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to • Option Shares at the same purchase price per share as the Underwriters shall pay for the Underwritten Shares. Said option may be exercised only to cover over-allotments in the sale of the Underwritten Shares by the Underwriters. Said option may be exercised in whole or in part at any time on or before the 30th day after the date of the International Prospectus upon written notice by the Representatives to the Company setting forth the number of shares of the Option Securities as to which the several Underwriters are exercising the option and the settlement date. The number of Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of the Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the Underwritten Securities, subject to such adjustments as you in your absolute discretion shall make to eliminate any fractional shares.

     (c) The Underwriters may elect to cause the Company and the Selling Shareholder to deposit on their behalf all or any portion of any Securities to be purchased by them hereunder pursuant to the Deposit Agreement. The Company and the Selling Shareholder agree to cause such deposit promptly under any such request by the Representatives on behalf of the Underwriters.

     3. Delivery and Payment. Delivery of and payment for the Underwritten Securities and the Option Securities (if the option provided for in Section 2(b) hereof shall have been exercised on or before the third Business Day prior to the Closing Date) shall be made at 10:00 AM, New York City time, on July 1, 2004, or at such time on such later date not more than three Business Days after the foregoing date as the Representatives shall designate, which date and time may be postponed by agreement among the Representatives, the Selling Shareholder and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Securities being called in this Underwriting Agreement the “Closing Date”). Delivery of the Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the respective aggregate purchase prices of the Securities being sold by the Company and the Selling Shareholder to or upon the order of the Company and the Selling Shareholder by wire transfer payable in same-day funds to the accounts specified by the Company and the Selling Shareholder. Delivery of the Underwritten Securities and the Option Securities shall be made through the facilities of Indeval, in the case of Common Shares and through the facilities of DTC, in the case of ADSs, unless the Representatives shall otherwise instruct.

     The Company and the Selling Shareholder will pay all applicable stamp duties and transfer taxes, if any, involved in the transfer to the several Underwriters of the Securities to be purchased by them from the Company and the Selling Shareholder and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

     If the option provided for in Section 2(b) hereof is exercised after the third Business Day prior to the Closing Date, the Company will deliver the Option Securities through the facilities of Indeval, in the case of Common Shares, and through the facilities of DTC, in the case of ADSs, unless the Representatives, shall otherwise instruct, on the date specified by the Representatives (which shall be not less than three Business Days after exercise of said option), against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same-day funds to the accounts specified by the Company. If settlement for the Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the settlement date for the Option Securities, and the obligation of the Underwriters to purchase the Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 6 hereof.

     Any ADR certificates evidencing the Underwritten Securities and Option Securities shall be registered in such names and in such denominations as the Representatives may request not less than one full business day prior to the applicable Closing Date.

     It is understood and agreed that the Closing Date shall occur simultaneously with the purchase and sale of the Mexican Underwritten Shares under the Mexican Underwriting Agreement, and that the settlement date for any Option Securities occurring after the Closing Date, shall occur simultaneously with the settlement date under the Mexican Underwriting Agreement for any Mexican Option Securities occurring after the Closing Date.

     4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the International Prospectus.

     5. Agreements.

     (i) The Company agrees with the several Underwriters that:

     (a) The Company will use its best efforts to cause the Registration Statement and the ADR Registration Statement, if not effective at the Execution Time, and any amendment thereof, to become effective under the Act. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the

Registration Statement or the ADR Registration Statement or supplement to the International Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement or the ADR Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the International Prospectus is otherwise required under Rule 424(b), the Company will cause the International Prospectus, properly completed, and any supplement thereto to be filed in a form approved by the Representatives with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (1) when the Registration Statement and the ADR Registration Statement, if not effective at the Execution Time, shall have become effective, (2) when the International Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement or ADR Registration Statement shall have been filed with the Commission, (3) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement or the ADR Registration Statement shall have been filed or become effective, (4) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement or the ADR Registration Statement, or for any supplement to the International Prospectus or for any additional information, (5) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement or, if known to the Company, the institution or threatening of any proceeding for that purpose and (6) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

     (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which either of the Prospectuses as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or the ADR Registration Statement or supplement the International Prospectus to comply with the Act or the rules thereunder, the Company promptly will (1) notify the Representatives of any such event; (2) prepare and file with the Commission, subject to the second sentence of paragraph (i)(a) of this Section 5, an amendment or supplement which will correct such statement or omission or effect such compliance; and (3) supply any supplemented International Prospectus to you in such quantities as you may reasonably request.

     (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

     (d) The Company will furnish to the Representatives and counsel for the Underwriters signed copies of the Registration Statement and the ADR Registration Statement (including exhibits thereto) and to each other Underwriter a copy of the Registration Statement and the ADR Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each International Preliminary Prospectus and the International Prospectus and any supplement thereto as the Representatives may reasonably request.

     (e) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Securities; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to taxation or service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

     (f) The Company will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company) directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act, any Common Shares or ADSs or any securities convertible into, or exercisable, or exchangeable for, Common Shares or ADSs; or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of the Underwriting Agreements; except that the Company may establish an equity-based compensation plan for senior management limited to 0.5% of the Company’s outstanding shares as described in the International Prospectus.

     (g) During the period beginning from the date hereof and continuing to the date one year from the date hereof, the Company will (i) make all filings with the SEC as and when required, and (ii) notify the Representatives of any violation of the Sarbanes-Oxley Act promptly after becoming aware of any such violation.

     (h) The Company will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Shares or the ADSs.

     (i) The Company agrees to pay the costs and expenses relating to the following matters: (i) the preparation, printing or reproduction and filing with the

Commission of the Registration Statement (including financial statements and exhibits thereto), each Preliminary Prospectus, each Prospectus, the ADR Registration Statement, and each amendment or supplement to any of them; (ii) the preparation of the Deposit Agreement, the deposit of the Underlying Shares under the Deposit Agreement, the issuance thereunder of ADSs representing such deposited Underlying Shares, the issuance of ADRs evidencing such ADSs and the fees of the Depositary; (iii) the printing (or reproduction) and delivery (including postage, air freight charges and charges for counting and packaging) of such copies of the Registration Statement, each Preliminary Prospectus, each Prospectus, the ADR Registration Statement, and all amendments or supplements to any of them, as may, in each case, be reasonably requested for use in connection with the offering and sale of the Securities; (iv) the preparation, printing, authentication, issuance and delivery of certificates for the Securities, including any stamp or transfer taxes in connection with the original issuance and sale of the Securities; (v) the printing (or reproduction) and delivery of this Underwriting Agreement or the Mexican Underwriting Agreement and any blue sky memorandum and all other agreements or documents printed (or reproduced) and delivered in connection with the offering of the Securities; (vi) the registration of the Securities under the Exchange Act and the listing of the ADSs on the New York Stock Exchange and the listing of the Common Shares on the Mexican Stock Exchange; (vii) any registration or qualification of the Securities for offer and sale under the securities or blue sky laws of the several states (including filing fees and the reasonable documented fees and expenses of counsel for the Underwriters relating to such registration and qualification) not to exceed $15,000; (viii) any filings required to be made with the National Association of Securities Dealers, Inc. (including filing fees and the reasonable fees and expenses of counsel not to exceed $15,000 for the Underwriters relating to such filings); (ix) the transportation and other expenses incurred by or on behalf of Company representatives in connection with presentations to prospective purchasers of the Securities; (x) the fees and expenses of the Company’s accountants and the fees and expenses of counsel (including local and special counsel) for the Company and (axe) all other costs and expenses incident to the performance by the Company and the Selling Shareholder of their obligations under the Underwriting Agreements. In addition, the Company agrees to reimburse the Underwriters for certain of their expenses as set forth in a letter agreement among the Company and the Underwriters dated June      , 2004.

     (ii) The Selling Shareholder agrees with the several Underwriters that:

     (a) It will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Selling Shareholder or any affiliate of the Selling Shareholder or any person in privity with the Selling Shareholder or any affiliate of the Selling Shareholder) directly or indirectly, or file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any Common Shares or ADSs or any securities convertible into or exercisable or exchangeable for Common Shares or ADSs, or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of this Underwriting Agreement.

     (b) The Selling Shareholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Common Shares or the ADSs.

     (c) If any of the following come to the attention of the Selling Shareholder, the Selling Shareholder will advise you promptly, and if requested by you, will confirm such advice in writing, so long as delivery of a prospectus relating to the Securities by an underwriter or dealer may be required under the Act, of (i) any material change in the Company’s condition (financial or otherwise), prospects, earnings, business or properties, (ii) any change in information in the Registration Statement, the ADR Registration Statement or the Prospectuses relating to the Selling Shareholder or (iii) any new material information relating to the Company or relating to any matter stated in the Prospectuses.

     6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwritten Securities and the Option Securities, as the case may be, shall be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholder contained in this Underwriting Agreement as of the Execution Time, the Closing Date and any settlement date pursuant to Section 3 hereof, to the accuracy of the statements of the Company and the Selling Shareholder made in any certificates pursuant to the provisions hereof, to the performance by the Company and the Selling Shareholder of their respective obligations under this Underwriting Agreement and to the following additional conditions:

     (a) If the Registration Statement and the ADR Registration Statement have not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement and the ADR Registration Statement will become effective not later than (i) 6:00 PM New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 9:30 AM on the Business Day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the International Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the International Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

     (b) The Company and the Selling Shareholder shall have requested and caused Mayer, Brown, Rowe & Maw LLP, special U.S. counsel for the Company and the Selling Shareholder, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

     (i) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any United States Federal or New York state court or governmental agency, authority or body involving the Company, the Selling Shareholder or any of their respective subsidiaries or property of a character required to be disclosed in the Registration Statement or the ADR Registration Statement which is not adequately disclosed in the International Prospectus, and there is no franchise, contract or other document known to such Counsel and which is of a character required to be described in the Registration Statement or the ADR Registration Statement or the International Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

     (ii) the descriptions contained in the second bullet point of the first paragraph, the third paragraph, the fourth paragraph, the fifth paragraph, the subsections entitled “Taxation of Dividends — U.S. Federal Income Tax Considerations”, “— Taxation of Dispositions of Shares or ADSs — U.S. Tax Considerations” and “— U.S. Backup Withholding Tax and Information Reporting Requirements” of the International Prospectus under the heading “Taxation” constitute fair summaries of those statutes and regulations discussed therein applicable to the offering of the Securities; and the statements in the International Prospectus under the heading “Shares Eligible for Future Sale” insofar as such statements summarize legal matters relating to the Federal laws of the United States or New York State law, agreements or documents governed by New York law or proceedings of United States Federal or New York State courts discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings;

     (iii) the Registration Statement and the ADR Registration Statement and the International Prospectus (other than the financial statements and other financial and statistical information contained therein, as to which such counsel need express no opinion) appear on their face to be appropriately responsive in all material respects to the applicable requirements of the Act and the rules thereunder;

     (iv) assuming the Deposit Agreement has been duly authorized, executed and delivered by the Company, the Deposit Agreement constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and the statements in the International Prospectus under the headings “Description of American Depositary Receipts” and “Risk Factors — Risks Relating to the ADSs and the Common Shares”, insofar as such statements purport to summarize certain provisions of the Deposit Agreement, the ADSs and the ADRs, fairly and accurately summarize such provisions; and, upon issuance by the Depositary of the ADRs evidencing ADSs, against the deposit of the Underlying Shares in accordance with the provisions of the Deposit Agreement, the ADRs will be duly and validly issued and the persons in whose names such ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement;

     (v) the Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Prospectuses, will not be, an “investment company” as defined in the Investment Company Act of 1940, as amended;

     (vi) based upon its review of United States federal and New York statutes which, in the opinion of such counsel, based on its experience, are normally applicable to transactions of the type contemplated by this Agreement (“United States Applicable Laws”), no consent, approval, authorization, filing with or order of any United States federal or New York State court or governmental agency or body is required in connection with the transactions contemplated in the Global Underwriting Agreements or in the Deposit Agreement, except such as have been obtained under the Act, the Exchange Act and such as may be required under the securities laws of any jurisdiction outside the United States in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in the Global Underwriting Agreements and in the International Prospectus and such other approvals (specified in such opinion) as have been obtained;

     (vii) neither the issue and sale of the Securities, nor the consummation of any other of the transactions contemplated in the Global Underwriting Agreements or in the Deposit Agreement nor the fulfillment of the terms of the Deposit Agreement and the Global Underwriting Agreements will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, (i) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject and which is filed as an exhibit to the Registration Statement and is governed by New York law, or (ii) any United States Applicable Law;

     (viii) to the knowledge of such counsel, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement or the ADR Registration Statement ;

     (ix) the submission of the Company and the Selling Shareholder to the non-exclusive jurisdiction of the New York Courts and the appointment of CT Corporation System as its designee, appointee and authorized agent for the purpose described in Section 15 of the Underwriting Agreement and in Section 19 of the Deposit Agreement are legal, valid and binding under the laws of the State of New York; and service of process in the manner set forth in Section 15 of the Underwriting Agreement and in Section 19 of the Deposit Agreement is effective under the laws of the State of New York to confer valid personal jurisdiction over the Company and the Selling Shareholder;

     (x) upon payment for the Securities to be sold by the Company and the Selling Shareholder pursuant to this Underwriting Agreement, delivery of such Securities, as directed by the Underwriters, to Cede & Co. or such other nominees as may be designated by DTC, registration of such Shares in the name of Cede & Co. or such other nominee and the crediting of such Shares on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim within the meaning of Section 8-105 of the New York UCC to such Shares), (A) DTC shall be a “protected purchaser” of such Securities within the meaning of Section 8-303 of the New York UCC, (B) under Section 8-501 of the New York UCC, the Underwriters will acquire a valid security entitlement in respect of such Securities and (C) no action based on any “adverse claim” (within the meaning of Section 8-102 of the New York UCC) to such Securities may be asserted against the Underwriters with respect to such security entitlement; in giving this opinion, counsel for the Company and the Selling Shareholder may assume that when such payment, delivery and crediting occur, (x) such Securities will have been registered in the name of Cede & Co. or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 3-102 of the New York UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the New York UCC.

     In addition, such counsel shall state that the Registration Statement and the ADR Registration Statement have become effective under the Act; any required filing of the Prospectuses, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement and the ADR Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened.

     In addition, such counsel shall state that it has examined various documents and participated in conferences with representatives of the Company, its accountants and with representatives of the Representatives and their counsel at which times the contents of the Registration Statement and the Prospectus and related matters were discussed, and that, although such counsel is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus or making any representation that it has independently verified or checked the accuracy, completeness or fairness of such statements, except as set forth in paragraphs (ii) and (iv) above, no facts have come to such counsel’s attention that cause it to believe that on the Effective Date or the date the Registration Statement was last deemed amended the Registration Statement or the ADR Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the International Prospectus as of the date thereof and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein or omitted there from, as to which such counsel need express no belief).

In rendering such opinion, such counsel may relay (A) as to matters involving the application of laws of Mexico, to the extent they deem proper and specified in such opinion, upon the opinion of Mijares, Angoitia Cortes & Fuentes, S.C. and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company, the Selling Shareholder and public officials. Reference to the International Prospectus in this paragraph (b) shall also include any supplements thereto at the Closing Date.

     (c) The Company and the Selling Shareholder shall have requested and caused Mijares, Angoitia, Cortes & Fuentes, S.C., special Mexican counsel for the Company and the Selling Shareholder, to have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

     (i) the Company and each of its consolidated subsidiaries (individually a “Subsidiary” and collectively the “Subsidiaries”) has been duly incorporated and is validly existing as a corporation under the laws of Mexico with full corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in the International Prospectus;

     (ii) all the outstanding shares of capital stock of each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and, except as otherwise set forth in the International Prospectus, all outstanding shares of capital stock of the Subsidiaries are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interest, claim, lien or encumbrance;

     (iii) the Company’s authorized equity capitalization is as set forth in the International Prospectus; the capital stock of the Company conforms in all material respects to the description thereof contained in the International Prospectus; the Global Securities being sold under the Global Underwriting Agreements by the Company, the Selling Shareholder and the Mexican Selling Shareholder have been duly and validly authorized, and, when issued and delivered to and paid for by the Global Underwriters pursuant to the Global Underwriting Agreements will be fully paid and nonassessable; the Selling Shareholder and the Mexican Selling Shareholder each has valid and marketable title to the Common Shares to be sold by it pursuant to the Global Underwriting Agreements, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance; the Selling Shareholder and the Mexican Selling Shareholder each has full right, power and authority to sell, transfer and deliver such Common Shares pursuant to the Global Underwriting Agreements; upon delivery of the Common Shares to the Global Underwriters to the account of the Mexican custodian acting for the Global Underwriters at Indeval, the Selling Shareholder and the Mexican Selling Shareholder each will transfer to the Global Underwriters who have purchased such Common Shares pursuant to the Global Underwriting Agreements valid and marketable title to such Common Shares, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind; upon delivery of the Common Shares, to be delivered in the form of ADSs hereunder, to the account of the Mexican custodian acting for the Depositary at Indeval, the Selling Shareholder will transfer to the Depositary valid and marketable title to such Common Shares, free and clear of any pledge, lien, security interest, charge, claim, equity or encumbrance of any kind. The Global Securities being sold by the Company, the Selling Shareholder and the Mexican Selling Shareholder have been approved for listing and are admitted and authorized for trading, on the Mexican Stock Exchange; the Global Shares have been registered with the Securities and Special Sections of the National Registry of Securities maintained by the Mexican National Banking and Securities Commission; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to subscribe for the Securities; and, except as set forth in the International Prospectus, to the best knowledge of such counsel, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of ownership interests in the Company are outstanding; the Mexican National Banking and Securities Commission has approved the public offering of the Mexican Shares in Mexico and the Mexican National Banking and Securities Commission shall have approved any exercise of the over-allotment option by the Mexican Underwriters at the time of any such exercise and at the time any such Common Shares shall be delivered to the Mexican Underwriters;

     (iv) to the knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or the Selling Shareholder or the Mexican Selling Shareholder, any of the Company’s subsidiaries or their property of a character required to be disclosed in the Registration Statement or the ADR Registration Statement which is not adequately disclosed in the International Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or the ADR Registration Statement or International Prospectus, or to be filed as an exhibit thereto, which is not described or filed as required;

     (v) the descriptions contained in the International Prospectus under the heading “Taxation” with respect to Mexican tax considerations constitute fair summaries of those statutes and regulations discussed therein applicable to the offering of the Global Securities; and the statements in the International Prospectus under the headings “Risk Factors”, “Market Information”, “Dividend

Policy”, “Business” and “Description of Share Capital” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, accurately and fairly summarize such legal matters, agreements, documents or proceedings;

     (vi) such counsel has no reason to believe that the International Prospectus or the Mexican Prospectus as of the date thereof or on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and other financial and statistical information contained therein, as to which such counsel expresses no opinion);

     (vii) the Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect;

     (viii) the Global Underwriting Agreements have been duly authorized, executed and delivered by the Company and by the Selling Shareholder and the Mexican Selling Shareholder, as applicable, constitute legal, valid and binding instruments enforceable against the Company, the Selling Shareholder and the Mexican Selling Shareholder in accordance with their terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect;

     (ix) no consent, approval, authorization, filing with or order of any court or governmental agency or body or person is required in connection with the transactions contemplated in the Global Underwriting Agreements or in the Deposit Agreement, or in connection with the purchase and distribution of the Securities by the Global Underwriters in the manner contemplated in the Global Underwriting Agreements and in the International Prospectus, except for the registration of the Global Shares with the Securities and Special Section of the National Registry of Securities, the approval of the public offering of Mexican Shares by the Mexican National Banking and Securities Commission and the listing of the Global Shares by the Mexican Stock Exchange, all of which approvals have been obtained;

     (x) neither the issue and sale of the Securities, nor the consummation of any other of the transactions contemplated in the Underwriting Agreements or in the Deposit Agreement nor the fulfillment of the terms of the Deposit Agreement and the Global Underwriting Agreements will conflict with, result in a breach or violation of, or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries or, to such counsel’s knowledge, the Selling Shareholder, the Mexican Selling Shareholder or any of their respective subsidiaries pursuant to, (i) the charter or by-laws or constitutive documents of the Company or any of its subsidiaries or any of its subsidiaries, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject, or (iii) any Mexican statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any Mexican court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or the Selling Shareholder or any of their respective subsidiaries or any of its or their properties;

     (xi) no holders of securities of the Company have rights to the registration of such securities in connection with the transactions contemplated in the Global Underwriting Agreements;

     (xii) to ensure the legality, validity, enforceability or admissibility into evidence of each of the Global Underwriting Agreements, the Deposit Agreement and any other document required to be furnished hereunder or thereunder in Mexico, it is not necessary that such Global Underwriting Agreement, Deposit Agreement or any such other document be filed or recorded with any court or other authority in Mexico, except that, in the event any proceedings are brought in the courts of Mexico, for the enforcement of such document, a Spanish translation thereof prepared by the court-appointed translator would have to be presented, and proceedings would thereafter be based upon the translated documents, after the defendant is given an opportunity to contest the accuracy of the translation or that any stamp, registration or similar tax be paid on or in respect of any such document or the Common Shares or the ADSs in connection with the sale of Global Securities to the Global Underwriters;

     (xiii) the choice of law provision set forth in Section 14 of the Underwriting Agreement and in the Deposit Agreement is legal, valid and binding under the laws of Mexico and such counsel knows of no reason why the courts of Mexico would not give effect to the choice of New York law as the proper law of the Underwriting Agreement and of the Deposit Agreement; the Company and the Selling Shareholder has the legal capacity to sue and be sued in its own name under the laws of Mexico;

     (xiv) the Company and the Selling Shareholder have the power to submit, and has irrevocably submitted, to the non-exclusive jurisdiction of the New York Courts and have validly and irrevocably appointed CT Corporation Systems as its designee, appointee and authorized agent for the purpose described in Section 15 of the Underwriting Agreement and in Section 19 of the Deposit Agreement under the laws of Mexico; the irrevocable submission of the Company and the Selling Shareholder to the jurisdiction of the New York Courts and to the courts of Mexico and the waivers by the Company and the Selling Shareholder of any immunity and any objection to the venue of the proceeding in a New York Court in the Underwriting Agreement and in the Deposit Agreement are legal, valid and binding under the laws of Mexico and such counsel knows of no reason why the courts of Mexico would not give effect to the submission and waivers; service of process in the manner set forth in Section 15 of the Underwriting Agreement and in Section 19 of the Deposit Agreement will be considered personal service of process under Mexican law and will be effective to confer valid personal jurisdiction over the Company and the Selling Shareholder under the laws of Mexico; and, subject to certain exceptions set forth in such counsel’s opinion, the courts in Mexico will recognize as valid and final, and will enforce, any final and conclusive judgment against the Company or the Selling Shareholder obtained in a New York Court arising out of or in relation to the obligations of the Company or the Selling Shareholder under the Underwriting Agreements or the Deposit Agreement;

     (xv) no Mexican stamp or other issuance or transfer taxes or duties and no Mexican capital gains, income, withholding or other taxes are presently payable by or on behalf of the Underwriters to or to any Mexican political subdivision or taxing authority thereof or therein in connection with (A) the delivery of the Common Shares or ADSs in the manner contemplated by the Global Underwriting Agreements and in the International Prospectus, (B) the deposit with the Depositary of the Underlying Shares against issuance of the ADRs evidencing the ADSs or (C) the sale and delivery by the Global Underwriters of the Shares or the ADSs, as the case may be, as contemplated in the Global Underwriting Agreements; and

     (xvi) other than as described in the International Prospectus, under the current laws and regulations of Mexico, all dividends and other distributions declared and payable on the Common Shares may be paid by the Company to the Depositary and to the holders of ADRs, as applicable, in the official currency of Mexico that may presently be converted into foreign currency and freely transferred out of Mexico, and all such dividends and other distributions made to holders of the Underlying Shares who are non-residents of Mexico are not presently subject to Mexican income, withholding or other taxes under the laws and regulations of Mexico presently in force and are otherwise free and clear of any other tax, duty withholding or deduction in Mexico and without the necessity of obtaining any governmental authorization in Mexico.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than Mexico, to the extent they deem proper and specified in such opinion, upon the opinion of Mayer, Brown, Rowe & Maw LLP and Conyers Dill & Pearman, special Bermuda counsel to the Selling Shareholder, and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company, the Selling Shareholder, the Mexican Selling Shareholder and public officials. Reference to the International Prospectus in this paragraph (c) shall also include any supplements thereto at the Closing Date.

     (d) The Depositary shall have requested and caused Ziegler, Ziegler & Associates LLP, counsel for the Depositary, to have furnished to the Representatives their opinion dated the Closing Date and addressed to the Representatives, to the effect that:

     (i) the Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a legal, valid and binding instrument enforceable against the Depositary in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors’ rights generally from time to time in effect); and

     (ii) the ADRs and the ADSs evidenced thereby are in valid and sufficient form and, when issued under the Deposit Agreement, the ADRs will entitle the holders thereof to the rights specified therein and in the Deposit Agreement;.

     (e) The Selling Shareholder shall have requested and caused Conyers Dill & Pearman, special Bermuda counsel for the Selling Shareholder, to have furnished to the Representatives their opinion, dated the Closing Date, and addressed to the Representatives, to the effect that:

     (i) The Global Underwriting Agreements have been duly authorized, executed and delivered by the Selling Shareholder, and the Selling Shareholder has full legal right and authority to sell, transfer and deliver the Securities being sold by the Selling Shareholder under the Global Underwriting Agreements in the manner provided in the Global Underwriting Agreements;

     (ii) no consent, approval, authorization or order of qualification with, or registration or filing with any regulatory authority applicable to the Selling Shareholder is required for the performance by the Selling Shareholder, of its obligations under the Global Underwriting Agreements, except such approvals as have been obtained;

     (iii) neither the sale of the Common Shares or ADSs representing the Underlying Shares being sold by the Selling Shareholder nor the consummation of any other of the transactions contemplated in the Global Underwriting Agreements or the Deposit Agreement by the Selling Shareholder or the fulfillment of the terms hereof by the Selling Shareholder will conflict with, result in a breach or violation of, or constitute a default under (A) any applicable statute, law, regulation or published ruling or order of any regulatory authority or (B) the charter or by-laws of the Selling Shareholder or (C) the terms of any indenture or other agreement or instrument to which the Selling Shareholder is a party or bound or (D) any judgment, order or decree applicable to the Selling Shareholder of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Selling Shareholder;

     (iv) no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes imposed in Bermuda are presently payable by or on behalf of the Underwriters to or to any Bermuda taxing authority thereof or therein in connection with (A) the delivery of the Common Shares or ADSs in the manner contemplated by the Global Underwriting Agreements, (B) the deposit with the Depositary of the Underlying Shares against issuance of the ADRs evidencing the ADSs, or (C) the sale and delivery by the Global Underwriters of the Shares or the ADSs, as the case may be, as contemplated in the Global Underwriting Agreements;

     (v) the choice of law provision set forth in Section 14 of the Underwriting Agreement is legal, valid and binding under the laws of Bermuda and such counsel knows of no reason why the courts of Bermuda would not give effect to the choice of New York law as the proper law of the Underwriting Agreement and of the Deposit Agreement; the Selling Shareholder has the legal capacity to sue and be sued in its own name under the laws of Bermuda;

     (vi) the Selling Shareholder has the power to submit, and has irrevocably submitted, to the jurisdiction of the New York courts and the courts of Mexico and have validly and irrevocably appointed CT Corporation System as its designee, appointee and authorized agent for the purpose described in Section 15 of the Underwriting Agreement under the laws of Bermuda; the irrevocable submission of the Selling Shareholder to the jurisdiction of the New York Courts and to the courts of Mexico and the waivers by the Selling Shareholder of any immunity and any objection to the venue of the proceeding in a New York Court in the Underwriting Agreement and in the Deposit Agreement are legal, valid and binding under the laws of Bermuda and such counsel knows of no reason why the courts of Bermuda would not give effect to the submission and waivers; service of process in the manner set forth in Section 15 of the Underwriting Agreement and in Section 19 of the Deposit Agreement will be effective to confer valid personal jurisdiction over the Selling Shareholder under the laws of Bermuda; and the courts in Bermuda will recognize as valid and final, and will enforce, any final and conclusive judgment against the Selling Shareholder obtained in a New York Court arising out of or in relation to the obligations of the Selling Shareholder under the Underwriting Agreement or the Deposit Agreement;

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than Bermuda, to the extent they deem proper and specified in such opinion, upon the opinion of Mayer, Brown, Rowe & Maw LLP and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company, the Selling Shareholder and public officials.

     (f) The Representatives shall have received from Milbank, Tweed, Hadley & McCloy LLP, New York counsel for the Underwriters and Ritch, Heather y Mueller, S.C., Mexican counsel to the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the issuance and sale of the Securities, the Registration Statement, the ADR Registration Statement, the Prospectuses (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and the Selling Shareholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (g) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the ADR Registration Statement, the Prospectuses, any supplements to the Prospectuses and the Global Underwriting Agreements and that:

     (i) the representations and warranties of the Company in this Underwriting Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

     (ii) no stop order suspending the effectiveness of the Registration Statement or the ADR Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company’s knowledge, threatened; and

     (iii) since the date of the most recent financial statements included in the International Prospectus (exclusive of any supplement thereto), there has been no event which, individually or in the aggregate, would result in a material adverse change to the business, properties, prospects, results of operations or condition (financial or otherwise) of the Company and its subsidiaries considered as one enterprise, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the International Prospectus (exclusive of any supplement thereto).

     (h) The Selling Shareholder shall have furnished to the Representatives a certificate, signed by two managing directors of the Selling Shareholder, dated the Closing Date, attaching true and correct copies of any relevant powers of attorney and to the effect that the signers of such certificate have carefully examined the Registration Statement, the ADR Registration Statement, the Prospectuses, any supplement to either of the Prospectuses and the Underwriting Agreement and that the representations and warranties of the Selling Shareholder in this Underwriting Agreement are true and correct in all material respects on and as of the Closing Date to the same effect as if made on the Closing Date.

     (i) The Company shall have requested and caused Galaz, Yamazaki, Ruiz Urquiza, S.C., a member firm of Deloitte Touche Tohmatsu International to have furnished to the Representatives letters, dated respectively as of the Execution Time and as of the Closing Date, in the Form of Exhibit A.

     (j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof),

and the International Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in paragraph (-) of the letter referred to in paragraph (i) of this Section 6 or (ii) any change, or any development involving a prospective change, in or affecting the business, properties, prospects, results of operations or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the International Prospectus (exclusive of any supplement thereto) the effect of which, in any case referred to in clause (i) or (ii) above, is, in the sole judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof), the ADR Registration Statement and the Prospectuses (exclusive of any supplement thereto).

     (k) The closing of the purchase of the Mexican Underwritten Securities to be issued and sold by the Company and the Mexican Selling Shareholder pursuant to the Mexican Underwriting Agreement shall occur concurrently with the closing of the purchase of the Underwritten Securities described herein.

     (l) The Company and the Depositary shall have executed and delivered the Deposit Agreement in form and substance satisfactory to the Representatives and the Deposit Agreement shall be in full force and effect;

     (m) (i) The Depositary shall have furnished or caused to be furnished to the Representatives certificates satisfactory to the Representatives evidencing the deposit with the Custodian of the Underlying Shares in respect of which ADSs to be purchased by the Underwriters on such Closing Date are to be issued, and the execution, issuance, countersignature (if applicable) and delivery of the ADRs evidencing such ADSs pursuant to the Deposit Agreement;

     (ii) Any Securities to be delivered in the form of Common Shares shall have been deposited and credited to the account designated by the Representatives with Indeval;

     (iii) Such other matters related thereto as the Representatives reasonably request shall have been addressed to the Representatives’ satisfaction.

     (n) Prior to the Closing Date, the Company and the Selling Shareholder shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

     (o) The ADSs shall have been approved for listing and authorized and admitted for trading on the New York Stock Exchange, and satisfactory evidence of such actions shall have been provided to the Representatives.

     (p) On or prior to the Execution Time, the New York Stock Exchange shall have approved the Underwriters’ participation in the distribution of the Securities to be sold by the Company and the Selling Shareholder in accordance with Rule 392 of the New York Stock Exchange; provided that the Underwriters’ shall have provided the notice and all information required by or pursuant to such Rule within the time periods specified in or pursuant to such Rule.

     (q) At the Execution Time, the Company shall have furnished to the Representatives a letter substantially in the form of Exhibit B hereto from each officer and director of the Company that owns Common Shares, the Mexican Selling Shareholder and Equity International Properties, Ltd. addressed to the Representatives.

     (r) All approvals required under the laws of Mexico at the Closing Time shall have been obtained including the registration of the Global Shares with the Securities and Special Section of the National Registry of Securities, the approval of the public offering by the Mexican National Banking and Securities Commission, the listing and admittance and authorization for trading of the Global Shares by the Mexican Stock Exchange and the approval by the Mexican National Banking and Securities Commission of any exercise by the Mexican Underwriters of the over-allotment option.

     If any of the conditions specified in this Section 6 shall not have been fulfilled when and as provided in this Underwriting Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Underwriting Agreement shall not be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Underwriting Agreement and all obligations of the Underwriters under this Underwriting Agreement may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and the Selling Shareholder in writing or by telephone or facsimile confirmed in writing.

     The documents required to be delivered by this Section 6 shall be delivered at the office of Milbank, Tweed, Hadley & McCloy LLP, New York counsel for the Underwriters, at 1 Chase Manhattan Plaza, New York, New York 10005, on the Closing Date.

     7. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for in this Underwriting Agreement is not consummated because any condition to the obligations of the Underwriters set forth in Section 6 hereof is not satisfied, because of any termination pursuant to Section 10 hereof or because of any refusal, inability or failure on the part of the Company or the Selling Shareholder to perform any agreement in this Underwriting Agreement or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives on demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

     8. Indemnification and Contribution. (a) (i) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the ADR Registration Statement as originally filed or in any amendment thereof, or in any U.S. or Mexican Preliminary Prospectus or in either of the Prospectuses, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     The Selling Shareholder agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or the Exchange Act to the same extent as the foregoing indemnity to each Underwriter, but only with reference to information relating to such Selling Shareholder.

     (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, or the ADR Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act and the Selling Shareholder and each person who controls the Selling Shareholder within the meaning of the Act or the Exchange Act, to the same extent as the foregoing indemnity to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company and the Selling Shareholder acknowledge that the following statements set forth under the heading “Underwriting”, (i) the list of Underwriters and their respective participation in the sale of the Securities, (ii) the sentences related to concessions and reallowances, (iii) the paragraphs related to stabilization, syndicate covering transactions and penalty bids and (iv) the fifth paragraph thereof describing the intersyndicate agreement in any International Preliminary Prospectus and the International Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any International Preliminary Prospectus or the International Prospectus.

     (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought under this Underwriting Agreement (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

     (d) In the event that the indemnity provided in paragraph (a) or (b) or (c) of this Section 8 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Selling Shareholder and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which the Company, the Selling Shareholder and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and by the Underwriters on the other from the offering of the Securities; provided, however, that in no case shall (i) any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter under this Underwriting Agreement. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Selling Shareholder and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholder on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company and the Selling Shareholder shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses) received by them and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the International Prospectus. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Company and the Selling Shareholder on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and the ADR Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

     (e) The liability of the Selling Shareholder under the Selling Shareholder’s representations and warranties contained in Section 1 hereof and under the indemnity and contribution agreements contained in this Section 8 shall be limited to an amount equal to the initial public offering price of the Securities sold by the Selling Shareholder to the Underwriters. The Company and the Selling Shareholder may agree, as among themselves and without limiting the rights of the Underwriters under this Underwriting Agreement, as to the respective amounts of such liability for which they each shall be responsible.

     9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters under this Underwriting Agreement and such failure to purchase shall constitute a default in the performance of its or their obligations under this Underwriting

Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule I hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such no defaulting Underwriters do not purchase all the Securities, this Underwriting Agreement will terminate without liability to any no defaulting Underwriter, the Selling Shareholder or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement, the ADR Registration Statement and the Prospectuses or in any other documents or arrangements may be effected. Nothing contained in this Underwriting Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Shareholder and any no defaulting Underwriter for damages occasioned by its default under this Underwriting Agreement.

     10. Termination. This Underwriting Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company and to the Selling Shareholder prior to delivery of and payment for the Securities, if at any time prior to such time (i) trading in the Company’s Common Shares or ADSs shall have been suspended by the Commission, the Mexican National Banking and Securities Commission, or the Mexican Stock Exchange or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange or the Mexican Stock Exchange shall have been suspended or limited or minimum prices shall have been established on either of such Exchanges, (ii) a banking moratorium shall have been declared by U.S. Federal, New York State or Mexican authorities, (iii) there shall have occurred a material disruption in commercial banking or securities settlement or clearance services in the United States or Mexico, (iv) there shall have occurred a downgrading in the ratings of any of the Company’s debt securities by a nationally recognized statistical rating agency or a notice shall have been given of an intended or potential downgrade in such ratings or of any surveillance or review with possible negative implications for such ratings, or (v) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States or Mexico of a national emergency or war, or other calamity or crisis the effect of which on financial markets is such as to make it, in the sole judgment of the Representatives, impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the International Prospectus (exclusive of any supplement thereto).

     11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers, of the Selling Shareholder and of the Underwriters set forth in or made pursuant to this Underwriting Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Selling Shareholder or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 7 and 8 hereof shall survive the termination or cancellation of this Underwriting Agreement.

     12. Notices. All communications under this Underwriting Agreement will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to such General Counsel at Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel and to Merrill Lynch & Co., Merrill Lynch Pierce Fenner & Smith Incorporated, World Financial Center, North Tower, New York, New York 10281-1201, Attention: Capital Markets; or, if sent to the Company, will be mailed, delivered or telefaxed to • (fax no.: ( ) •) and confirmed to it at •, attention of •; or if sent to the Selling Shareholder, will be mailed, delivered or telefaxed to • and confirmed to it at • attention of •.

     13. Successors. This Underwriting Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation under this Underwriting Agreement.

     14. Applicable Law. This Underwriting Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

     15. Jurisdiction. Each of the Underwriters, the Company and the Selling Shareholder agrees that any suit, action or proceeding against such person brought by any other such person, the directors, officers, employees and agents of such person, or by any person who controls such person, arising out of or based upon this Underwriting Agreement or the transactions contemplated hereby may be instituted in any New York Court or in the courts of Mexico, and waives any objection which it may now or hereafter have to the laying of venue of any such proceeding and any right to which it may be entitled on account of place of residence or domicile, and irrevocably submits to the jurisdiction of such courts in any suit, action or proceeding. Each of the Company and the Selling Shareholder has appointed CT Corporation System as its authorized agent (the “Authorized Agent”) upon whom process may be served personally in any suit, action or proceeding arising out of or based upon this Underwriting Agreement or the transactions contemplated herein which may be instituted in any New York Court, by any Underwriter, the directors, officers, employees and agents of any Underwriter, or by any person who controls any Underwriter, and expressly accepts the jurisdiction of any such court in respect of any such suit, action or proceeding. Each of the Company and the Selling Shareholder hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and each of the Company and the Selling Shareholder agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Personal service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholder.

     The provisions of this Section 15 shall survive any termination of this Underwriting Agreement, in whole or in part.

     16. Currency. Each reference in this Underwriting Agreement to U.S. Dollars (the “relevant currency”) is of the essence. To the fullest extent permitted by law, the obligations of each of the Company and the Selling Shareholder in respect of any amount due under this Underwriting Agreement will, notwithstanding any payment in any other currency (whether pursuant to a judgment or otherwise), be discharged only to the extent of the amount in the relevant currency that the party entitled to receive such payment may, in accordance with its normal procedures, purchase with the sum paid in such other currency (after any premium and costs of exchange) on the Business Day immediately following the day on which such party receives such payment. If the amount in the relevant currency that may be so purchased for any reason falls short of the amount originally due, the Company or the Selling Shareholder making such payment will pay such additional amounts, in the relevant currency, as may be necessary to compensate for the shortfall. Any obligation of any of the Company or the Selling Shareholder not discharged by such payment will, to the fullest extent permitted by applicable law, be due as a separate and independent obligation and, until discharged as provided herein, will continue in full force and effect.

     17. Waiver of Immunity. To the extent that any of the Company or the Selling Shareholder has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment in aid or otherwise) with respect to itself or any of its property, each of the Company and the Selling Shareholder hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Underwriting Agreement.

     18. Taxes. The Company and the Selling Shareholder agree to make all payments in respect of this Underwriting Agreement free and clear of and without deduction or withholding for or on account of any present or future taxes, duties, assessments, fees or other governmental charges imposed or levied by or on behalf of Mexico or any political subdivision or taxing authority thereof or therein (all such duties, assessments, fees or other governmental charges being referred to as “Mexican Taxes”), unless such withholding or deduction is required by law. In that event, the Company and the Selling Shareholder will pay to the Representatives, on behalf of the Underwriters, such additional amounts as may be necessary in order that every net payment made by the Company and the Selling Shareholder in respect of this Underwriting Agreement after deduction or withholding for or on account of any such present or future Mexican Taxes will not be less than the amount then due and payable in respect of this Underwriting Agreement.

     19. Counterparts. This Underwriting Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

     20. Headings. The section headings used in this Underwriting Agreement are for convenience only and shall not affect the construction hereof.

     21. Definitions. The terms which follow, when used in this Underwriting Agreement, shall have the meanings indicated.

     “Act” shall mean the United States Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

     “ADR Registration Statement” shall mean the registration statement referred to in paragraph 1(i)(c) above, including all exhibits thereto, each as amended at the time such part of the registration statement became effective.

     “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City or Mexico City, Mexico.

     “Commission” shall mean the Securities and Exchange Commission.

     “Effective Date” shall mean each date and time that the Registration Statement and the ADR Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

     “Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

     “Execution Time” shall mean the date and time that this Underwriting Agreement is executed and delivered by the parties hereto.

     “Global Securities” shall mean the Securities and the Mexican Securities.

     “Global Shares” shall mean the Shares and the Mexican Shares.

     “International Preliminary Prospectus” shall mean any preliminary prospectus with respect to the offering of the Securities referred to in paragraph 1(i)(a) above and any preliminary prospectus with respect to the offering of the Securities included in the Registration Statement at the Effective Date that omits Rule 430A Information.

     “International Prospectus” shall mean the prospectus relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time or, if no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities included in the Registration Statement at the Effective Date.

     “Mexican Preliminary Prospectus” shall mean the preliminary prospectus approved for the offering by the Mexican National Banking and Securities Commission.

     “Mexican Prospectus” shall mean the final prospectus approved for the offering by the Mexican National Banking and Securities Commission.

     “New York Courts” shall mean the U.S. Federal or State courts located in the State of New York, County of New York.

     “Prospectuses” and “each Prospectus” shall mean the International Prospectus and the Mexican Prospectus.

     “Registration Statement” shall mean the registration statement referred to in Section 1(i)(a), including exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

     “Representatives” shall mean Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     “Rule 424”, “Rule 430A” and “Rule 462” refer to such rules under the Act.

     “Rule 430A Information” shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

     “Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a)(i) hereof.

     “Underlying Shares” shall mean the Shares that will be represented by the ADSs.

     “Underwriting Agreement” shall mean this agreement relating to the sale of the Securities by the Company and the Selling Shareholder to the Underwriters.

     “Underwriters” shall mean the several underwriters named in Schedule I to the Underwriting Agreement.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Shareholder and the several Underwriters.

Very truly yours, DESARROLLADORA HOMEX, S.A. DE C.V.
By:
Name:
Title:

BERMUDA TRUST COMPANY LIMITED, as trustee of the ZN MEXICO TRUST
By:
Name:
Title:

The foregoing Agreement is hereby confirmed and accepted as of the date first above written. Citigroup Global Markets Inc. Merrill Lynch & Co. Merrill Lynch Pierce Fenner & Smith Incorporated

By: Citigroup Global Markets Inc.

By:

Name:
Title:

By: Merrill Lynch &Co. Merrill Lynch Pierce Fenner & Smith Incorporated

By:

Name:
Title:

For themselves and the other several Underwriters named in Schedule I to the foregoing Agreement.

SCHEDULE I

Number of Common Shares to
Underwriters	be Purchased
Citigroup Global Markets Inc.......

Merrill Lynch Pierce Fenner & Smith
Incorporated

Total.

[Form of Comfort Letter]	EXHIBIT A

[Form of Lock-Up Agreement]	EXHIBIT B

[Letterhead of officer, director or major Shareholder of
Corporation]

Desarrolladora Homex, S.A. de C.V.
Public Offering of Common Shares

• , 2004

Citigroup Global Markets Limited and
Citigroup Global Markets Inc.
Merrill Lynch & Co.
Merrill Lynch Pierce Fenner & Smith
                      Incorporated
As Representatives of the several Underwriters,
[c/o Citigroup Global Markets Inc.]
388 Greenwich Street
New York, New York 10013

[MEXICAN UNDERWRITERS]

Ladies and Gentlemen:

     This letter is being delivered to you in connection with the proposed Underwriting Agreement and Mexican Underwriting Agreement (the “Underwriting Agreements”), between Desarrolladora Homex, S.A. de C.V. (the “Company”), Bermuda Trust Company Limited, as trustee of the ZN Mexico Trust, and each of you as representatives of a group of Underwriters and Mexican Underwriters named therein, relating to an underwritten public offering of Common Shares, no par value per share, of the Company, which may be represented by American Depositary Shares (“ADSs”). Capitalized terms have the meanings assigned to them in the Underwriting Agreement.

     In order to induce you and the other Underwriters and Mexican Underwriters to enter into the Underwriting Agreements, the undersigned will not, without the prior written consent of Citigroup Global Markets Inc. and Merrill Lynch Pierce Fenner & Smith Incorporated, offer, sell, contract to sell, pledge or otherwise dispose of, (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any affiliate of the undersigned or any person in privity with the undersigned or any affiliate of the undersigned), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent

 2

position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder with respect to, any Common Shares or ADSs or any securities convertible into, or exercisable or exchangeable for, Common Shares or ADSs, or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of the Global Underwriting Agreements.

     If for any reason either Global Underwriting Agreement shall be terminated prior to the Closing Date, the agreement set forth above shall likewise be terminated.

Yours very truly, [Signature of officer, director or major Shareholder] [Name and address of officer, director or major Shareholder]